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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in Registration Statement No. 33-39102 and 333-01275 of Lancaster Colony Corporation on Form S-8 of our report dated September 8, 2004, appearing in the Annual Report on Form 10-K of Lancaster Colony Corporation for the year ended June 30, 2004.

/s/ DELOITTE & TOUCHE LLP
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    Deloitte & Touche LLP

Columbus, Ohio
September 10, 2004